Waddell & Reed Advisors Funds

Supplement dated July 2, 2013 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2012

and as supplemented January 2, 2013, January 31, 2013, April 5, 2013 and May 2, 2013

The following replaces the “Portfolio Manager” section on page 13 for Waddell & Reed Advisors Dividend Opportunities Fund:

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of WRIMCO, has managed the Fund since July 2013.

The following replaces the disclosures regarding the management of Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund in the “Portfolio Management” section on page 75:

Waddell & Reed Advisors Dividend Opportunities Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Dividend Opportunities Fund. She has held her Fund responsibilities since July 2013. She is also the portfolio manager for Waddell & Reed Advisors Continental Income Fund, and her biographical information is listed in the disclosure for Waddell & Reed Advisors Continental Income Fund.

Waddell & Reed Advisors Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Waddell & Reed Advisors Energy Fund. He has held his Fund responsibilities since the inception of Waddell & Reed Advisors Energy Fund in March 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

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